FORM 8-K

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): April 21, 2004

KAISER ALUMINUM & CHEMICAL
CORPORATION

(Exact name of Registrant as Specified in its Charter)

Delaware
(State or other jurisdiction of incorporation)

1-3605
(Commission File Number)

94-0928288
(I.R.S. Employer Identification Number)

5847 San Felipe, Suite 2500 Houston, Texas (Address of Principal Executive Offices)	77057-3268 (Zip Code)

(713) 267-3777
(Registrant’s telephone number, including area code)

Item 5. Other Events

     On April 21, 2004, Kaiser Aluminum & Chemical Corporation issued a press release in the form attached hereto as Exhibit 99.1, which press release is incorporated herein by reference.

Item 7. Financial Statements and Exhibits

     (c) Exhibits

          *Exhibit 99.1: Press release dated April 21, 2004

*	Included with this filing

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KAISER ALUMINUM & CHEMICAL CORPORATION (Registrant)
	By:	/s/ Daniel D. Maddox
Daniel D. Maddox
Dated: April 23, 2004		Vice President and Controller

EXHIBIT INDEX

Exhibit 99.1: Press release dated April 21, 2004